Myriad Genetics Fiscal Fourth-Quarter 2016 Earnings Call 08/09/2016 Exhibit 99.2

Forward Looking Statements Some of the information presented here today may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These statements are based on management’s current expectations and the actual events or results may differ materially and adversely from these expectations. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K. These documents identify important risk factors that could cause the actual results to differ materially from those contained in the Company’s projections or forward-looking statements. In this presentation, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. The Company’s financial measures under GAAP include substantial one-time charges related to its acquisitions and ongoing amortization expense related to acquired intangible assets that will be recognized over the useful lives of the assets and charges related to executive severance. Management believes that presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A reconciliation of the GAAP to non-GAAP financial guidance is provided below. Forward Looking Statements Non-GAAP Financial Measures Fiscal Year 2017 GAAP diluted earnings per share $0.47 - $0.57 Acquisition – amortization of intangible assets $0.36 Acquisition – one time charges $0.17 Non-GAAP diluted earnings per share $1.00 - $1.10 For additional information on GAAP to non-GAAP reconciliation see: https://www.myriad.com/investors/gaap-to-non-gaap-reconciliation/

Fiscal Year 2016 Financial Results FY16 Actual Results YoY Growth Revenue $753.8M 4% Adjusted EPS $1.63 12% GAAP EPS $1.71 58%

Hereditary Cancer Revenue Remains Relatively Stable Hereditary Cancer Revenue ($ in mil.)

Substantial Progress With Key Pipeline Products Test Volume YoY Volume Growth New Private Payer Lives 15,300 94% 29M 160,000 11% 3M

Extensive Collaborations With >22 PARP Clinical Studies NSCLC (240,000) Global Market > 1.4M patients or $6.0B* Neoadjuvant BC (143,000) Ovarian (60,000) FY15 FY16 FY17 FY18 FY19 FY20 *Includes U.S., Canada and EU6 Pancreatic (102,000) Metastatic Prostate (80,000) Colon (278,000) Gastric (114,000) Head & Neck (50,000) Metastatic BC (220,000) TNBC (90,000)

Advancing Key Tests Toward Market Adoption

	Total Addressable Market (TAM)	$10B+	$10B+	$15B	$5B
	Product	Stage 1 DISCOVERY	Stage 2 VALIDATION	Stage 3 REIMBURSEMENT	Stage 4 ADOPTION
Oncology	myRisk® Hereditary Cancer				■
Oncology	BRACAnalysis CDx™ (Tumor)				■
Oncology	EndoPredict®			■	
Oncology	myChoice™ HRD			■	
Oncology	myPlan® Lung Cancer			■	
Preventive Care	myRisk® Hereditary Cancer				■
Preventive Care	GeneSight® Psychotropic			■	
Preventive Care	myPath® Bipolar		■		
Preventive Care	myPath® Endometriosis	■			
Urology	Prolaris®			■	
Urology	myPlan® Renal		■		
Auto-Immune	Vectra DA®			■	
Auto-Immune	myPath® Psoriatic Arthritis	■			
Derm.	myPath® Melanoma			■	
Derm.	myPath® Psoriatic Arthritis	■			
Neuro.	GeneSight® Psychotropic			■	
Neuro.	myPath® Bipolar		■		

Copyright © 2016 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

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Two Acquisitions Additive To Five Year Plan

Amount To Be Paid:
$225M upfront
$185M in milestones
Total Addressable Market = >$18B

Assurex HEALTH

- Global leader in genetic testing for drug selection in mental health market
- Core product is GeneSight®, which provides individualized treatment recommendations on 55 antidepressant, antipsychotic, and other mental health medications
- Currently call primarily on psychiatrists in the United States
- Testing services provided from Assurex's CLIA laboratory in Mason, Ohio

Sividon Diagnostics

- European kit manufacturer of high value diagnostics
- Core product is EndoPredict a breast cancer prognostic test
- Brings to Myriad substantial kit manufacturing and development expertise
- Myriad is the current exclusive distributor of EndoPredict in all countries except the U.S. and China

Amount Paid:
€35M upfront
€15M in milestones
Total Addressable Market = >$600M

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Copyright © 2016 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

Fiscal Fourth-Quarter 2016 Revenue By Product Product 4Q16 4Q15 YoY Growth Hereditary Cancer $152.8 $163.8 (7%) Vectra DA $12.7 $11.8 8% Prolaris $3.5 $0.7 400% Other $4.8 $2.5 92% Total Molecular Diagnostic Revenue $173.8 $178.8 (3%) Pharmaceutical & Clinical Services $12.7 $11.1 14% Total Revenue $186.5 $189.9 (2%) (in millions)

Fiscal Fourth-Quarter Financial Results 4Q16 4Q15 YoY Growth Total Revenue $186.5 $189.9 (2%) Gross Profit $146.5 $152.4 (4%) Gross Margin 78.6% 80.3% NA Operating Income $35.7 $36.2 (1%) Adjusted Operating Income $39.0 $48.2 (19%) Adjusted Operating Margin 20.9% 25.4% NA Net Income $23.4 $18.7 25% Diluted EPS $0.32 $0.26 23% Adjusted EPS $0.36 $0.41 (12%) (in millions except per share data)

1Q17 and FY17 Financial Guidance Metric Fiscal First-Quarter 2017 Fiscal Year 2017 Revenue $168 to $170 million $740 to $760 million Diluted EPS $0.14 to $0.16 $0.47 to $0.57 Adjusted EPS $0.25 to $0.27 $1.00 to $1.10 For additional information on GAAP to non-GAAP reconciliation see: https://www.myriad.com/investors/gaap-to-non-gaap-reconciliation/

Hereditary Cancer Has Been Stable for Last 10 Quarters Hereditary Cancer Revenue (in mil.) Impact from celebrity publicity

Guidance Assumptions for FY17

Potential Downsides	Base Case	Potential Upsides
1) Hereditary cancer out of network decisions	1) Hereditary cancer decrease consistent with Q4 FY16 YoY decline 2) No incremental payer coverage for Vectra DA, GeneSight, Prolaris or EndoPredict 3) No revenue from myPath, myPlan Lung Cancer or myChoice HRD 4) No U.S. EndoPredict revenue 5) FY17 pharma & clinical services revenue < FY16 6) Three quarters of Assurex Health revenue	1) Hereditary cancer oncology share stabilizes 2) New hereditary cancer indications provide growth 3) Additional private payer or Medicare coverage for Vectra DA, Prolaris or GeneSight 4) Primary care indication for GeneSight 5) Revenue from myPath Melanoma, myPlan Lung Cancer or myChoice HRD 6) UK, Canadian or German reimbursement for EndoPredict

Copyright © 2016 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

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myriad WHEN DECISIONS MATTER

Market Expansion Opportunity in Hereditary Cancer Exceeds $1B Annually Indication Added Market Potential Guidelines Contracting Colon Cancer @ 5% Mutation Risk +$100M 53% All Endometrial Cancer +$150M 53% Breast Cancer <60 years +$150M FY17 FY18 All Pancreatic Cancer +$125M Partial FY17 Prostate Cancer +$120M Partial FY17 Colon Cancer Asymptomatic Market + $18B (6M patients) 53%

Two Improvements to myRisk Hereditary Cancer Test Gene additions added to NCCN Guidelines in June 2016 GREMM1 POLE POLD1 25 Current myRisk genes NBN 1. Updating gene content to provide better care 2. Offering customizable format for customers

PROMPT Study Show Discordance Between Hereditary Cancer Laboratories


n=603
n=155
26%
n=98
64%
n=57
36%
Conflicting interpretation between laboratories
Non-clinically significant
Altered surveillance recommendation

≈ 1 in 10 patients would have incorrect treatment recommendations

Source: PROMPT Study presented at ASCO 2016 Annual Meeting

Copyright © 2016 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

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New Product Pipeline Market Opportunity Currently Reimbursed Market Opportunity Total Market Opportunity (in billions) > $1B Reimbursed TAM

Three New Commercial Contracts for Vectra DA and Prolaris Medicare Commercial Insurers 1.5 million RA patients 200,000 localized prostate cancer patients Commercial Insurers Medicare Favorable Int.

EndoPredict Most Often Correct When Test Result Disagrees With Oncotype Dx

Rate of 10-year Distant Metastases

Oncotype DX®		EndoPredict® Low	EndoPredict® High
	Non-Low	10.2%	29.9%
	Low	4.6%	26.9%

*Data presented at San Antonio Breast Cancer Symposium in 2015 from the TransATAC cohort
Oncotype Dx is a registered trademark of Genomic Health Inc.

Copyright © 2015 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.

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myriad WHEN DECISIONS MATTER

GeneSight Is One of the Fastest Growing New Diagnostic Tests in History Less than 5% market penetration to date GeneSight (MYGN) Oncotype Dx is a registered trademark of Genomic Health Inc., FoundationOne is a trademark of Foundation Medicine Inc., Afirma is a trademark of Veracyte Inc.

Most Major Depressive Disorder Patients are Seen in Primary Care Treating Physician for Patients With MDD Significant shortage of psychiatrists in U.S. and getting worse Most MDD patients are seen by primary care consisting of general practice, internal medicine, and OBGYNs Top 16,000 primary care physicians and OBGYN channel order almost half of the prescriptions for MDD ≈half of prescriptions ordered by 30,000 psychiatrists and primary care doctors

Niraparib Highly Efficacious in Both myChoice HRD+ Patients and Germline BRCA+ Patients p<0.0001 ? 21.0 Progression Free Survival (Months) p<0.0001

Extensive Collaborations With >22 PARP Clinical Studies NSCLC (240,000) Global Market > 1.4M patients or $6.0B* Neoadjuvant BC (143,000) Ovarian (60,000) FY15 FY16 FY17 FY18 FY19 FY20 *Includes U.S., Canada and EU6 Pancreatic (102,000) Metastatic Prostate (80,000) Colon (278,000) Gastric (114,000) Head & Neck (50,000) Metastatic BC (220,000) TNBC (90,000)

Completing myPath Melanoma Reimbursement Dossier myPath Melanoma Diagnostic Accuracy myPath Melanoma Diagnostic Accuracy myPath Melanoma Clinical Utility n=437 patients n=736 patients n=218 patients Favorable outcomes study to be presented

Building Towards >$600M Global Market for EndoPredict $31M $9M $52M $54M $50M $66M $305M FY20 Market Penetration Revenue 5% $33M 10% $66M 25% $165M Currently at about 10% market penetration in Germany and Switzerland $100M

Incremental Revenue With Broad Reimbursement Revenue (in millions) Fully reimbursed at FY16 volume levels, Prolaris, Vectra DA, and GeneSight would drive > $300M in incremental revenue and > $2.00 per share in incremental earnings power

Advancing Key Tests Toward Market Adoption

	Product	Stage 1 DISCOVERY	Stage 2 VALIDATION	Stage 3 REIMBURSEMENT	Stage 4 ADOPTION
	Total Addressable Market (TAM)	$10B+	$10B+	$15B	$5B
Oncology	myRisk® Hereditary Cancer				■
Oncology	BRACAnalysis CDx™ (Tumor)				■
Oncology	EndoPredict®			■	
Oncology	myChoice™ HRD			■	
Oncology	myPlan® Lung Cancer			■	
Preventive Care	myRisk® Hereditary Cancer				■
Preventive Care	GeneSight® Psychotropic			■	
Preventive Care	myPath® Bipolar		■		
Preventive Care	myPath® Endometriosis	■			
Urology	Prolaris®			■	
Urology	myPlan® Renal		■		
Auto-Immune	Vectra DA®			■	
Auto-Immune	myPath® Psoriatic Arthritis	■			
Derm.	myPath® Melanoma			■	
Derm.	myPath® Psoriatic Arthritis	■			
Neuro.	GeneSight® Psychotropic			■	
Neuro.	myPath® Bipolar		■		

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Copyright © 2016 Myriad Genetics, Inc., all rights reserved. www.Myriad.com.